Exhibit 99.1

FleetCor Reports Second Quarter 2014 Financial Results

Adjusted Net Income Per Share Grows 28% Year-Over-Year

Raises 2014 Guidance

NORCROSS, Ga., July 31, 2014 — FleetCor Technologies, Inc. (NYSE: FLT), a leading global provider of fuel cards and workforce payment products to businesses, today reported financial results for its second quarter ended June 30, 2014.

“We are pleased with our results for the quarter which included adjusted net income per diluted share growth of 28% and adjusted revenue growth of 26%,” said Ron Clarke, chairman and chief executive officer, FleetCor Technologies, Inc. “These results were driven by strong organic growth in the U.S. and the impact of acquisitions closed over the last year. Integration of our recent acquisitions remain on track.”

Financial Results for Second Quarter 2014:

GAAP Results

•	Total revenues increased 24% to $273.5 million compared to $220.9 million in the second quarter of 2013;

•	Net income increased 21% to $88.5 million compared to $73.1 million in the second quarter of 2013;

•	Net income per diluted share increased 19% to $1.03 compared to $0.87 in the second quarter of 2013.

Non-GAAP Results

•	Adjusted revenues[1] (revenues, net less merchant commissions) increased 26% to $253.2 million compared to $201.3 million in the second quarter of 2013;

•	Adjusted net income[1] increased 30% to $108.9 million compared to $84.0 million in the second quarter of 2013;

•	Adjusted net income per diluted share[1] increased 28% to $1.27 compared to $1.00 in the second quarter of 2013.

Fiscal Year 2014 Outlook:

For fiscal year 2014 FleetCor Technologies, Inc. is raising its financial guidance for 2014 as follows:

•	Total revenues between $1,082 million and $1,097 million, up from our previous guidance range of $1,075 million and $1,095 million;

•	Adjusted net income between $432 million and $438 million, up from our previous guidance range of $422 million and $432 million;

•	Adjusted net income per diluted share between $5.04 and $5.10, up from our previous guidance range of $4.97 and $5.07.

[1]	Reconciliations of GAAP results to non GAAP results are provided in Exhibit 1 attached. Additional supplemental data is provided in Exhibit 2 and segment information is provided in Exhibit 3.

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The Company’s fiscal-year guidance assumptions for 2014 are as follows:

•	Continued weakness in our Russian business

•	A start up investment related to the implementation of the Shell contract in Germany of approximately $2 million

•	Fuel prices and market spreads at the year to date average

•	FX rates equal to current levels

•	Full year tax rate of 30.7%

•	Fully diluted shares outstanding of 86 million shares

•	No impact related to acquisitions or material new partnership agreements not already disclosed

“We have reported another strong quarter and are again raising our financial guidance for 2014. We are now expecting a 22% growth in revenue and 25% adjusted net income per share growth rate, at the midpoint of our guidance range, versus 2013,” said Eric Dey, chief financial officer FleetCor Technologies, Inc.

Conference Call

The Company will host a conference call to discuss second quarter 2014 financial results today at 5:00pm ET. Hosting the call will be Ron Clarke, chief executive officer, and Eric Dey, chief financial officer. The conference call can be accessed live over the phone by dialing (877) 407-0784, or for international callers (201) 689-8560. A replay will be available one hour after the call and can be accessed by dialing (877) 870-5176 or (858) 384-5517 for international callers; the conference ID is 13586369. The replay will be available until August 7, 2014. The call will be webcast live from the Company’s investor relations website at investor.fleetcor.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FleetCor’s beliefs, expectations and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project,” “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. Examples of forward-looking statements in this press release include statements relating to revenue and earnings guidance, assumptions underlying financial guidance, and expectations regarding integration of recent deals. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as delays or failures associated with implementation; fuel price and spread volatility; changes in credit risk of customers and associated losses; the actions of regulators relating to payment cards or resulting from investigations; failure to maintain or renew key business relationships; failure to maintain competitive offerings; failure to maintain or renew sources of financing; failure to complete, or delays in completing, anticipated new partnership arrangements or acquisitions and the failure to successfully integrate or otherwise achieve anticipated benefits from such partnerships or acquired businesses; failure to successfully expand business internationally; the impact of foreign exchange rates on operations, revenue and income; the effects of general economic conditions on fueling patterns and the commercial activity of fleets, as well as the other risks and uncertainties identified under the caption “Risk Factors” in FleetCor’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission on March 3, 2014. FleetCor believes these forward-looking statements are reasonable; however, forward-looking statements are not a guarantee of performance, and undue reliance should not be placed on such statements. The forward-looking statements included in this press release are made only as of the date hereof, and FleetCor does not undertake, and specifically disclaims, any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

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About Non-GAAP Financial Measures

Adjusted revenue is calculated as revenues, net less merchant commissions. Adjusted net income is calculated as net income, adjusted to eliminate (a) non-cash stock-based compensation expense related to share-based compensation awards, (b) amortization of deferred financing costs and intangible assets, (c) amortization of the premium recognized on the purchase of receivables, and (d) loss on the early extinguishment of debt and (e) our proportionate share of amortization of intangible assets at our equity method investment. Adjusted EBITDA is calculated as net income as reflected in our income statement, adjusted to eliminate (a) interest expense, (b) tax expense, (c) depreciation of long-lived assets (d) amortization of intangible assets, (e) other (income) expense, net and (f) gains and losses at equity method investment. The Company uses adjusted revenues as a basis to evaluate the company’s revenues, net of the commissions that are paid to merchants to participate in our card programs. The commissions paid to merchants can vary when market spreads fluctuate in much the same way as revenues are impacted when market spreads fluctuate. The Company believes this is a more effective way to evaluate the company’s revenue performance. The Company uses adjusted EBITDA as a basis to evaluate our operating performance net of the impact of certain items during the period. We believe that adjusted EBITDA may be useful to investors for understanding our operating performance on a consistent basis. We prepare adjusted net income to eliminate the effect of items that we do not consider indicative of our core operating performance. Adjusted revenues and adjusted net income are supplemental measures of operating performance that do not represent and should not be considered as an alternative to revenues, net, net income or cash flow from operations, as determined by U.S. generally accepted accounting principles, or U.S. GAAP, and our calculation thereof may not be comparable to that reported by other companies. We believe it is useful to exclude non-cash stock-based compensation expense from adjusted net income because non-cash equity grants made at a certain price and point in time do not necessarily reflect how our business is performing at any particular time and stock-based compensation expense is not a key measure of our core operating performance. We also believe that amortization expense can vary substantially from company to company and from period to period depending upon their financing and accounting methods, the fair value and average expected life of their acquired intangible assets, their capital structures and the method by which their assets were acquired; therefore, we have excluded amortization expense from our adjusted net income. We also exclude loss on the early extinguishment of debt from adjusted net income, as this expense is non-cash and is one-time in nature and does not reflect the ongoing operations of the business.

Management uses adjusted revenues, adjusted net income, and adjusted EBITDA:

•	as measurements of operating performance because they assist us in comparing our operating performance on a consistent basis;

•	for planning purposes, including the preparation of our internal annual operating budget;

•	to allocate resources to enhance the financial performance of our business; and

•	to evaluate the performance and effectiveness of our operational strategies.

We believe adjusted revenues, adjusted net income and adjusted EBITDA are key measures used by the Company and investors as supplemental measures to evaluate the overall operating performance of companies in our industry. By providing these non-GAAP financial measures, together with reconciliations, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing strategic initiatives.

About FleetCor

FleetCor is a leading global provider of fuel cards and workforce payment products to businesses. FleetCor’s payment programs enable businesses to better control employee spending and provide card-accepting merchants with a commercial customer base that can increase their sales and customer loyalty. FleetCor serves commercial accounts in North America, Latin America, Europe, Australia and New Zealand. For more information, please visit www.fleetcor.com.

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Contact:

Investor Relations

investor@fleetcor.com

(770) 729-2017

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FleetCor Technologies, Inc. and subsidiaries

Consolidated Statements of Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Revenues, net	$273,502	$220,869	$527,410	$414,520

Expenses:
Merchant commissions	20,327	19,555	37,950	33,416
Processing	38,845	32,010	75,701	61,953
Selling	17,521	13,386	34,935	25,090
General and administrative	37,896	30,954	81,357	60,215
Depreciation and amortization	24,429	15,890	48,847	30,519

Operating income	134,484	109,074	248,620	203,327

Other (income) expense, net	(268)	(6)	276	286
Interest expense, net	5,308	3,756	10,769	7,204
Equity method investment loss	1,489	—	1,489	—

Total other expense	6,529	3,750	12,534	7,490

Income before income taxes	127,955	105,324	236,086	195,837
Provision for income taxes	39,406	32,225	72,428	58,076

Net income	$88,549	$73,099	$163,658	$137,761

Basic earnings per share	$1.07	$0.90	$1.97	$1.69
Diluted earnings per share	$1.03	$0.87	$1.91	$1.64

Weighted average shares outstanding:
Basic shares	82,996	81,573	82,867	81,398
Diluted shares	85,817	84,461	85,757	84,212

FleetCor Technologies, Inc. and subsidiaries

Consolidated Balance Sheets

(In thousands, except share and par value amounts)

	June 30, 2014	December 31, 2013
	(Unaudited)
Assets

Current assets:
Cash and cash equivalents	$297,642	$338,105
Restricted cash	46,153	48,244
Accounts receivable (less allowance for doubtful accounts of $22,754 and $22,416, respectively)	688,527	573,351
Securitized accounts receivable - restricted for securitization investors	424,400	349,000
Prepaid expenses and other current assets	61,917	40,062
Deferred income taxes	4,415	4,750

Total current assets	1,523,054	1,353,512

Property and equipment	125,195	111,100
Less accumulated depreciation and amortization	(68,695)	(57,144)

Net property and equipment	56,500	53,956

Goodwill	1,572,930	1,552,725
Other intangibles, net	848,635	871,263
Equity method investment	162,383	—
Other assets	89,863	100,779

Total assets	$4,253,365	$3,932,235

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$573,482	$467,202
Accrued expenses	124,027	114,870
Customer deposits	193,604	182,541
Securitization facility	424,400	349,000
Current portion of notes payable and other obligations	596,749	662,439
Other current liabilities	115,726	132,846

Total current liabilities	2,027,988	1,908,898

Notes payable and other obligations, less current portion	450,207	474,939
Deferred income taxes	245,984	249,504
Other noncurrent liabilities	53,666	55,001

Total noncurrent liabilities	749,857	779,444

Commitments and contingencies

Stockholders’ equity:

Common stock, $0.001 par value; 475,000,000 shares authorized, 118,785,091 shares issued and 83,050,599 shares outstanding at June 30, 2014; and 475,000,000 shares authorized, 118,206,262 shares issued and 82,471,770 shares outstanding at December 31, 2013	118	117
Additional paid-in capital	676,876	631,667

Retained earnings	1,198,856	1,035,198
Accumulated other comprehensive loss	(24,667)	(47,426)
Less treasury stock, 35,734,492 shares at March 31, 2014 and December 31, 2013	(375,663)	(375,663)

Total stockholders’ equity	1,475,520	1,243,893

Total liabilities and stockholders’ equity	$4,253,365	$3,932,235

FleetCor Technologies, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(In Thousands)

(Unaudited)

	Six Months Ended June 30,
	2014	2013
Operating activities
Net income	$163,658	$137,761

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation	9,673	8,054
Stock-based compensation	18,299	8,059
Provision for losses on accounts receivable	11,783	9,199
Amortization of deferred financing costs	1,062	1,593
Amortization of intangible assets	36,482	19,239
Amortization of premium on receivables	1,630	1,632
Deferred income taxes	2,032	(2,598)
Equity method investment loss	1,488
Changes in operating assets and liabilities (net of acquisitions):
Restricted cash	2,092	5,199
Accounts receivable	(197,167)	(190,998)
Prepaid expenses and other current assets	(8,285)	1,392
Other assets	(388)	39,322
Excess tax benefits related to stock-based compensation	(18,634)	(12,016)
Accounts payable, accrued expenses and customer deposits	133,996	56,874

Net cash provided by operating activities	157,721	82,712

Investing activities
Acquisitions, net of cash acquired	(189,850)	(156,956)
Purchases of property and equipment	(11,552)	(10,108)

Net cash used in investing activities	(201,402)	(167,064)

Financing activities
Excess tax benefits related to stock-based compensation	18,634	12,016
Proceeds from issuance of common stock	8,277	12,511
Borrowings on securitization facility, net	75,400	104,000
Deferred financing costs paid	(546)	(1,967)
Principal payments on notes payable	(13,750)	(14,375)
Payments on revolver- A Facility	(262,377)	(70,000)
Borrowings on revolver- A Facility	142,330	55,000
Payments on foreign revolver- B Facility	(7,337)	(13,821)
Borrowings on foreign revolver- B Facility	—	26,895
Borrowings from swing line of credit, net	41,522	—
Other	(371)	(175)

Net cash provided by financing activities	1,782	110,084

Effect of foreign currency exchange rates on cash	1,436	(16,476)

Net (decrease) increase in cash and cash equivalents	(40,463)	9,256
Cash and cash equivalents, beginning of period	338,105	283,649

Cash and cash equivalents, end of period	$297,642	$292,905

Supplemental cash flow information
Cash paid for interest	$12,797	$8,262

Cash paid for income taxes	$52,697	$60,120

Exhibit 1

RECONCILIATION OF NON-GAAP MEASURES AND PRO FORMA INFORMATION

(In thousands, except shares and per share amounts)

(Unaudited)

The following table reconciles revenues, net to adjusted revenues:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Revenues, net	$273,502	$220,869	$527,410	$414,520
Merchant commissions	20,327	19,555	37,950	33,416

Total adjusted revenues	$253,175	$201,314	$489,460	$381,104

The following table reconciles net income to adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

Net income	$88,549	$73,099	$163,658	$137,761
Provision for income taxes	39,406	32,225	72,428	58,076
Interest expense, net	5,308	3,756	10,769	7,204
Depreciation and amortization	24,429	15,890	48,847	30,519
Other (income) expense, net	(268)	(6)	276	286
Equity method investment loss	1,489	—	1,489	—

Adjusted EBITDA	$158,913	$124,964	$297,467	$233,846

The following table reconciles net income to adjusted net income and adjusted net income per diluted share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income	$88,549	$73,099	$163,658	$137,761

Stock based compensation	7,687	3,897	18,299	8,059
Amortization of intangible assets	18,210	10,217	36,482	19,239
Amortization of premium on receivables	816	816	1,630	1,632
Amortization of deferred financing costs	531	833	1,062	1,593
Amortization at equity method investment	2,149	—	2,149	—

Total pre-tax adjustments	29,393	15,763	59,622	30,523

Income tax impact of pre-tax adjustments at the effective tax rate	(9,052)	(4,823)	(18,291)	(9,052)

Adjusted net income	$108,890	$84,039	$204,989	$159,232

Adjusted net income per diluted share	$1.27	$1.00	$2.39	$1.89

Diluted shares	85,817	84,461	85,757	84,212

Exhibit 2

Transaction Volume, Revenues and Adjusted Revenue, Per Transaction and by Segment

(In thousands except revenues, net per transaction and adjusted revenues per transaction)

(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change	% Change	2014	2013	Change	% Change

NORTH AMERICA
- Transactions	42,717	41,138	1,579	3.8%	83,142	79,400	3,742	4.7%
- Revenues, net per transaction	$3.25	$2.90	$0.35	11.9%	$3.19	$2.77	$0.42	15.1%
- Revenues, net	$138,861	$119,486	$19,375	16.2%	$265,236	$220,080	$45,156	20.5%

INTERNATIONAL
- Transactions	47,524	37,836	9,688	25.6%	94,282	73,734	20,548	27.9%
- Revenues, net per transaction	$2.83	$2.68	$0.15	5.7%	$2.78	$2.64	$0.14	5.4%
- Revenues, net	$134,641	$101,383	$33,258	32.8%	$262,174	$194,440	$67,734	34.8%

FLEETCOR CONSOLIDATED REVENUES
- Transactions	90,241	78,974	11,267	14.3%	177,424	153,134	24,290	15.9%
- Revenues, net per transaction	$3.03	$2.80	$0.23	8.4%	$2.97	$2.71	$0.27	9.8%
- Revenues, net	$273,502	$220,869	$52,633	23.8%	$527,410	$414,520	$112,890	27.2%

FLEETCOR CONSOLIDATED ADJUSTED REVENUES[1]
- Transactions	90,241	78,974	11,267	14.3%	177,424	153,134	24,290	15.9%
- Adjusted Revenues per transaction	$2.81	$2.55	$0.26	10.1%	$2.76	$2.49	$0.27	10.8%
- Adjusted Revenues	$253,175	$201,314	$51,861	25.8%	$489,460	$381,104	$108,356	28.4%

[1]	Adjusted revenues is a non-GAAP financial measure defined as revenues, net less merchant commissions. The Company believes this measure is a more effective way to evaluate the Company’s revenue performance. Refer to Exhibit 1 for a reconciliation of revenues, net to adjusted revenues.

Sources of Revenue2

	Three Months Ended June 30,				Six Months Ended June 30,
	2014	2013	Change	% Change	2014	2013	Change	% Change
Revenue from customers and partners	55.1%	50.9%	4.2%	8.3%	55.6%	51.1%	4.5%	8.8%
Revenue from merchants and networks	44.9%	49.1%	-4.2%	-8.6%	44.4%	48.9%	-4.5%	-9.2%

Revenue tied to fuel-price spreads	14.5%	18.7%	-4.2%	-22.5%	14.2%	17.4%	-3.2%	-18.4%
Revenue influenced by absolute price of fuel	18.7%	19.6%	-0.9%	-4.6%	18.4%	20.1%	-1.7%	-8.5%
Revenue from program fees, late fees, interest and other	66.8%	61.7%	5.1%	8.3%	67.4%	62.5%	4.9%	7.8%

[2]	Expressed as a percentage of consolidated revenue.

Exhibit 3

Segment Results

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenues, net:
North America	$138,861	$119,486	$265,236	$220,080
International	134,641	101,383	262,174	194,440

	$273,502	$220,869	$527,410	$414,520

Operating income:
North America	$68,317	$60,103	$124,514	$109,529
International	66,167	48,971	124,106	93,798

	$134,484	$109,074	$248,620	$203,327

Depreciation and amortization:
North America	$6,376	$5,267	$13,012	$10,439
International	18,053	10,623	35,835	20,080

	$24,429	$15,890	$48,847	$30,519

Capital expenditures:
North America	$1,840	$1,292	$3,836	$2,356
International	4,128	4,054	7,716	7,752

	$5,968	$5,346	$11,552	$10,108